UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 9, 2005

Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Dr. Alexander E. Barkas resigned as a member of the Board of Directors of Connetics Corporation effective May 9, 2005.

     On May 9, 2005, Connetics Corporation announced that Carl B. Feldbaum had been elected as a new member of Connetics Board of Directors. Mr. Feldbaum fills a vacancy created by the resignation of Dr. Alexander Barkas. Mr. Feldbaum will be a member of the Board of Directors and a member of the Governance & Nominating Committee, with a term of office expiring at the 2006 Annual Meeting of Stockholders, when he will be eligible for re-election. A copy of the press release announcing the resignation of Mr. Barkas and the election of Mr. Feldbaum is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Sanjiv S. Dhawan
Sanjiv S. Dhawan
Vice President, Corporate Counsel

Date: May 9, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated May 9, 2005